UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2016

Tutor Perini Corporation

(Exact name of registrant as specified in its charter)

_________________________________

Massachusetts (State or other jurisdiction of incorporation or organization)	1-6314 (Commission file number)	04-1717070 (I.R.S. Employer Identification No.)

15901 Olden Street, Sylmar, California 91342-1093

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (818) 362-8391

Not Applicable

(Former name or former address, if changed since last report)

_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02Results of Operations and Financial Condition.

Preliminary Third Quarter 2016 Results

The management team of Tutor Perini Corporation (the “Company”) currently estimates the following financial results for the third quarter ended September 30, 2016:

•	Revenue. Management estimates revenue for the three months ended September 30, 2016 to be approximately $1.33 billion, consistent with revenue of $1.34 billion for the third quarter of 2015.

•

Net Income. Management estimates net income for the three months ended September 30, 2016 to be approximately $28.8 million, an increase of 46.2% compared to net income of $19.7 million for the third quarter of 2015. Net income for the third quarter of 2015 was impacted by a non-cash, pre-tax charge of $23.9 million ($13.8 million after tax), which the Company recorded for an adverse legal decision related to a long-standing litigation matter.

•

EBITDA. Management estimates EBITDA for the three months ended September 30, 2016 to be approximately $80.3 million, an increase of 44.2% compared to $55.7 million for the third quarter of 2015. EBITDA for the third quarter of 2015 was impacted by the non-cash, pre-tax charge of $23.9 million described above. Adjusting for this pre-tax charge, Adjusted EBITDA for the third quarter of 2015 was $79.6 million. See the table provided on the following page for a reconciliation of EBITDA and Adjusted EBITDA to net income, the closest comparable measure presented in accordance with generally accepted accounting principles in the United States (“GAAP”).

•

Diluted Earnings per Share (EPS). Management estimates diluted EPS for the three months ended September 30, 2016 to be approximately $0.57, an increase of 42.5% compared to $0.40 for the third quarter of 2015.

•

Cash Flow from Operating Activities. Management estimates net cash provided by operating activities for the three months ended September 30, 2016 to be approximately $89.6 million, an increase of 71.0% compared to net cash provided by operating activities of $52.4 million for the third quarter of 2015. The Company has made favorable progress to date on its initiative to improve cash generation and reduce unbilled costs and also had strong collections in the third quarter of 2016 associated with the timing of project billing cycles.

The Company’s actual results could differ materially from these estimates based on the Company’s completion of the financial results reporting review process and other developments that may arise between now and the time the financial results for the Company’s third fiscal quarter of 2016 are finalized. As a result of the foregoing, while this information is presented with numerical specificity and considered reasonable by the Company, it is subject to change pending finalization and is not a comprehensive statement of the Company’s financial results for the three months ended September 30, 2016. During the course of the Company’s financial statement closing process, events may occur or the Company may identify items that would require it to make adjustments to the estimated financial information described above, and these adjustments could be material.

EBITDA and Adjusted EBITDA Description and Reconciliation

EBITDA and Adjusted EBITDA are supplemental measures of the Company’s performance. These measures are not required by, or presented in accordance with, GAAP.

EBITDA is defined as earnings before interest, taxes, depreciation and amortization, and Adjusted EBITDA is defined as EBITDA adjusted to exclude certain items that management believes are not representative of the Company’s core business.

Management presents EBITDA and Adjusted EBITDA because management believes the measures provide investors with important additional information to evaluate the Company’s operating performance. Management believes these measures are useful to investors because they are frequently used by securities analysts, investors and other interested persons in evaluating operating performance in comparison to other companies in the Company’s industry.

EBITDA and Adjusted EBITDA, however, are not measures of financial performance under GAAP, have not been audited and should not be considered an alternative to, or more meaningful than, net income as measures of operating performance or to cash flows from operating, investing or financing activities as measures of liquidity. Since EBITDA and Adjusted EBITDA are not measures determined in accordance with GAAP and thus are susceptible to varying interpretations and calculations, EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. EBITDA and Adjusted EBITDA have limitations as an analytical tool, and you should not consider them in isolation from, or as a substitute for analysis of, the Company’s financial information prepared in accordance with GAAP. Some of these limitations are:

•	they do not reflect cash outlays for capital expenditures or future contractual commitments;

•	they do not reflect changes in, or cash requirements for, working capital;

•	they do not reflect interest expense or the cash requirements necessary to service interest, or principal payments, on indebtedness;

•	they do not reflect income tax expense or the cash necessary to pay income taxes;

•	they do not reflect available liquidity to the Company; and

•	they are calculated differently, if at all, by other companies, including companies in the Company’s industry, thus limiting their usefulness as comparative measures.

The following table reconciles EBITDA and Adjusted EBITDA to net income for the periods presented:

	Three Months Ended
	September 30, 2016	September 30, 2015
	(estimates)	(actual)
	(in thousands of dollars, unaudited)
Net Income	$28,801	$19,677
Interest Expense	15,041	11,214
Income Tax Expense	19,125	14,278
Depreciation and Amortization	17,339	10,570
EBITDA	$80,306	$55,739
Legacy Litigation-Related Charge(a)	-	23,860
Adjusted EBITDA	$80,306	$79,599

(a)

In the third quarter of 2015, the Company recorded a non-cash, pre-tax charge of $23.9 million ($13.8 million after tax) for an adverse legal decision related to a long-standing litigation matter, for which the Company assumed liability for a minority interest in a joint venture as part of an acquisition in 2011.

The information in this report shall not be deemed filed for purposes of Section 18 of the Securities Exchange of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

The statements contained in this report pertaining to the preliminary results for the third quarter of 2016 are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including without limitation, statements regarding the Company’s estimates with respect to financial results. The Company’s current expectations and beliefs are expressed in good faith and the Company believes there is a reasonable basis for them. There can be no assurance, however, that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tutor Perini Corporation

Date: October 24, 2016	By:	/s/ Gary G. Smalley
Gary G. Smalley Executive Vice President and Chief Financial Officer